Exhibit 32.2

  CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT P. 18 U.S.C. SECTION 1350 AS
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            I, Jack Wagenti, Chief Financial Officer of International Power Group, Ltd. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

            1. This Annual Report on 10-KSB of the Company for the period ended December 31, 2005 as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 31, 2006.

                                                       /s/ Jack Wagenti
                                                 -------------------------------
                                                          Jack Wagenti
                                                    Chief Financial Officer)





                                      32.2